CONSENT OF AUDITORS

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We have issued our report dated March 29, 2000 accompanying the consolidated financial statements of VHS Network, Inc. contained in the Registration Statement on Form SB-2. We consent to the use of our report in the Registration Statement.

                                              By: /s/ Berg & Company, LLP
                                              ---------------------------
                                                      Berg & Company, LLP

Dated: July 10, 2000 at San Francisco, California